Intangible Assets	12 Months Ended
Dec. 31, 2022
Disclosure of Intangible assets [Abstract]
Intangible Assets
19.	INTANGIBLE ASSETS

	Archived images	Developed technology	Brand names	Securities trading licenses and trading right	Total
	HK$	HK$	HK$	HK$	HK$

Net carrying amount as of January 1, 2021 and December 31, 2021	—	—	—	15,171,170	15,171,170
Acquired on acquisition of L’Officiel (Note 34(b))	3,901,193	—	720,352,596	—	724,253,789
Acquired on acquisition of AMTD Digital (Note 34(a))	—	36,191,200	1,374,576	—	37,565,776
Amortization charge during the year	—	(5,585,050)	(103,093)	—	(5,688,143)
Disposal of subsidiaries	—	—	—	(15,171,170)	(15,171,170)

Net carrying amount as of December 31, 2022	3,901,193	30,606,150	721,624,079	—	756,131,422

The intangible assets are amortized on a straight-line basis as follows:

Developed technology Brand names Archive images	7 years 20 years or indefinite useful lives Indefinite useful lives
As at January 1, 2021 and December 31, 2021, the intangible assets represented securities trading licenses and trading right with indefinite useful lives because they are expected to contribute to the net cash flows of the Group indefinitely and therefore, are not amortized. The recoverable amount of the securites trading licenses and trading right is determined by reference to the market evidence of recent transaction prices for similar licensed corporations.
As at December 31, 2022, included in the above carrying amounts of brand name of HK$720,352,596 and archived images of HK$3,901,193 are considered by management of the Group as having an indefinite useful life because it is expected to contribute to net cash inflows indefinitely. The brand name and archived images will not be amortised until its useful life is determined to be finite. Instead they will be tested for impairment annually and whenever there is an indication that they
may be impaired.

As at December 31, 2022, carrying amount of brand name of HK$726,375,807

and
 archived images of HK$3,901,193 are allocated to a cash-generating unit in fashion and luxury media advertising and marketing services segment. For the purpose of impairment testing, the recoverable amount of this cash-generating unit has been determined based on a value in use calculation. That calculation uses cash flow projections based on financial budgets approved by management covering a 5-year period, and pre-tax discount rate of 18.01%. Cash flows beyond the 5-year period are extrapolated using a steady 1.56% growth rate. This growth rate is based on the relevant industry growth forecasts and does not exceed the average long-term growth rate for the relevant industry. Other key assumptions for the value in use calculations relate to the estimation of cash inflows/outflows which include budgeted sales and gross margin, such estimation is based on the past performance and management’s expectations for the market development. Based on the result of the assessment, management of the Group determined that the recoverable of the cash-generating unit is higher than the carrying amount and there is no impairment of the related intangible assets allocated to cash-generating unit. Management of the Group believes that any reasonably possible changes in any of these assumptions would not cause the carrying amount of cash-generating unit to exceed its recoverable amount.